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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement Nos. 33-34996, 333-04223 and 33-64764 on Form S-8.






                                         ARTHUR ANDERSEN LLP

Portland, Oregon
         March 27, 1997